SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                             -----

                            FORM 8-K


                         CURRENT REPORT






             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report  (Date of Earliest Event Reported)

                        October 21, 1994




                     VALLEY NATIONAL BANCORP
       (Exact Name of Registrant as Specified in Charter)



                           NEW JERSEY
         (State or Other Jurisdiction of Incorporation)



         0-11179                            22-2477875
(Commission File Number)        (IRS Employer Identification No.)



            1445 Valley Road, Wayne, New Jersey 07470
             (Address of Principal Executive Office)



                         (201) 305-8800
                 (Registrant's Telephone Number)



Item 5 - Other Events:

     On October 21, 1994, Valley National Bancorp issued a press release reporting net income of $43.1 million, or $1.60 per share, for the nine months ended September 30, 1994 and net income of $14.1 million, or $0.52 per share, for the third quarter ended September 30, 1994. The Press Release appears as Exhibit 1 to this Form 8-K.

                            - 2 -
Item 7 - Exhibits

     (1)  Press release, dated October 21, 1994

                            - 3 -
                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               VALLEY NATIONAL BANCORP

Dated:  October 24, 1994       By:/s/ Gerald H. Lipkin
                               Gerald H. Lipkin, Chairman
                               and Chief Executive Officer

                           - 4 -


EXHIBIT 1
                                               Gerald H. Lipkin
                                               Valley National Bancorp
                                               (201)305-4001


                                               Edmund R. Belak, Jr.
                                               Georgeson & Company
                                               (212)440-9801


          VALLEY NATIONAL BANCORP'S STRONG LOAN GROWTH

                  CONTINUES TO FUEL INCOME GAIN


WAYNE, New Jersey, October 21, 1994 -- Valley National Bancorp (NYSE:VLY) today reported net income of $43.1 million, or $1.60 per share, for the nine months ended September 30, 1994. The results reflect a 5.4 percent increase above the $40.9 million, or $1.54 per share, recorded during the first nine months of 1993 (1993 per share amounts were restated for the stock dividend in 1994).

Valley reported net income of $14.1 million, or $0.52 per share, for the third quarter ended September 30, 1994. The results represent a 4.2 percent increase above the $13.5 million, or $0.51 per share, earned during the same period in 1993.

Valley's results for the first nine months of 1994 again position it among the best performing banks in the United States, with an annualized return on average assets of 1.64 percent and an annualized return on average equity of 20.7 percent. Valley's efficiency ratio of 43.9 percent continues to place Valley among the most efficient banking organizations in the country.

On September 30, 1994, Valley's assets totalled $3.53 billion, representing a 4.3 percent increase over the $3.38 billion in assets a year ago. Most significantly, loans increased to $2.0 billion, 15.7 percent above a year ago. Total deposits reached an all time high of $3.2 billion on September 30, 1994.

Continued growth in core banking operations, decreased amortization of mortgage servicing rights and reduced expenses from the consolidation of the People's acquisition were able to offset higher interest expense on deposits and lower gains on sales of securities and mortgage loans during the current quarter.


Valley National Bancorp - 3rd Quarter Results
October 21, 1994
Page 2 of 3



Gerald H. Lipkin, Chairman of the Board and Chief Executive Officer of Valley National, recognized that new challenges lie ahead for the banking industry, Valley and consumers with the recent increases in interest rates and the wave of bank mergers. "Through our strong core earnings, efficient operations and growing franchise, Valley is poised to meet these new challenges," he said. "Our recently announced intended acquisitions of Rock Financial Corporation and American Union Bank will help us enhance our franchise and meet these challenges."

Net interest income before the provision for possible loan losses was $104.6 million for the nine months ended September 30, 1994, representing a 3.5 percent increase above the $101.1 million recorded during the same period a year ago. For the third quarter ended September 30, 1994, total net interest income, prior to the provision for possible loan losses, decreased slightly to $34.8 million, compared with $35.5 million recorded during the third quarter of 1993 due to an increase in interest expense on deposits.

Non-performing assets, including non-accrual loans and other real estate owned ("OREO") were $23.0 million, or 1.1 percent of loans and OREO at September 30, 1994, versus $25.3 million, or 1.3 percent of loans and OREO at June 30, 1994. This compares with $27.0 million, or 1.5 percent of loans at September 30, 1993. Loans past due in excess of 90 days and still accruing interest were $3.9 milion at September 30, 1994 as compared with $4.8 million at June 30, 1994 and $11.7 million at September 30, 1993.

Gains on the sale of securities and loans for the third quarter amounted to $1.2 million, representing a 45.6 percent decrease from the $2.7 million recorded in the third quarter of 1993, and for the 1994 nine-month period decreased 40.0 percent to $5.5 million compared to the $9.1 million in the same period in 1993.

Valley's provision for possible loan losses for the third quarter and nine-months ended September 30, 1994, was $900 thousand and $2.7 million, respectively. This compares with a provision for possible loan losses of $1.5 million and $5.0 million, respectively, for the same periods in 1993. The allowance for possible loan losses totalled $35.9 million at September 30, 1994, or 1.77 percent of loans, net of unearned income, and 156 percent of non-performing assets.

Valley continues to maintain its strong capital position with total shareholders' equity of $280.6 million at September 30, 1994, representing a book value per share of $10.37, a tier one leverage ratio of 8.09 percent and a risk based capital ratio of 14.55 percent.


Valley National Bancorp - 3rd Quarter Results
October 21, 1994
Page 3 of 3



Valley National Bancorp is a regional bank holding company, whose principal subsidiary, Valley National Bank operates 58 branches in Passaic, Bergen, Essex, Hudson and Morris counties in New Jersey.


        (FINANCIAL HIGHLIGHTS AND STATEMENTS TO FOLLOW)


VALLEY NATIONAL BANCORP
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data) Three Months Ended
                                         September 30,
                                       1994           1993
Interest Income
Loans, including fees                $  39,284    $  35,399
Loans held for sale                        106          335
Investment securities held to maturity:
          Taxable                        8,910       11,999
          Tax-exempt                     3,712        3,169
          Dividends                         15           14
Investment securities available for sale:
          Taxable                        5,547        6,505
          Dividends                         46            9
Federal funds sold and other
          short term investments           557          219
               Total interest income    58,177       57,649
Interest Expense
Savings deposits                        10,623       10,110
Time deposits                           12,467       11,602
Federal funds purchased and securities sold
          under repurchase agreements      224          196
Other short term borrowings                 47           45
Other borrowings                             3          217
               Total interest expense   23,364       22,170
Net interest income                     34,813       35,479
Provision for possible loan losses         900        1,500
Net interest income after provision for possible
     loan losses                        33,913       33,979
Non-Interest Income
Fees from trust services                   186          155
Service charges on deposit accounts      1,434        1,569
Gains on securities transactions, net    1,248        1,089
Fees from mortgage servicing               785          928
Gains on sales of loans                      0        1,647
Other                                    1,450        1,427
               Total non-interest income 5,103        6,815
Non-Interest Expense
Salaries and other compensation          7,042        7,028
Employee benefit expense                 1,881        1,597
FDIC insurance premiums                  1,736        1,667
Occupancy and equipment expense          2,810        3,038
Amortization of intangible assets          597        1,481
Other                                    3,844        4,327
            Total non-interest expense  17,910       19,138
Income before income taxes              21,106       21,656
Income taxes                             7,008        8,124
Net income                           $  14,098    $  13,532
Per share data :
        Net income per share              0.52         0.51
Weighted average number of shares
outstanding                         27,047,818   26,808,256



VALLEY NATIONAL BANCORP
CONSOLIDATED STATEMENTS OF INCOME

($ in thousands, except per share data) Nine Months Ended
                                            September 30,
                                         1994          1993
Interest Income
Loans, including fees               $  111,405    $  100,889
Loans held for sale                        580           335
Investment securities held to maturity:
          Taxable                       28,926        40,199
          Tax-exempt                    10,686         9,258
          Dividends                         46            54
Investment securities available for sale:
          Taxable                       16,425        16,615
          Dividends                         89            28
Federal funds sold and other
          short term investments         1,203           770
               Total interest income   169,360       168,148
Interest Expense
Savings deposits                        30,020        30,223
Time deposits                           33,847        35,595
Federal funds purchased and securities sold
          under repurchase agreements      726           556
Other short term borrowings                 13            45
Other borrowings                           137           636
               Total interest expense   64,743        67,055
Net interest income                    104,617       101,093
Provision for possible loan losses       2,700         5,000
Net interest income after provision for possible
     loan losses                       101,917        96,093
Non-Interest Income
Fees from trust services                   560           495
Service charges on deposit accounts      4,301         4,037
Gains on securities transactions, net    5,212         6,664
Fees from mortgage servicing             2,482         2,891
Gains on sales of loans                    240         2,422
Other                                    3,827         3,886
            Total non-interest income   16,622        20,395
Non-Interest Expense
Salaries and other compensation         20,622        19,296
Employee benefit expense                 5,504         4,867
FDIC insurance premiums                  5,166         5,005
Occupancy and equipment expense          8,346         7,686
Amortization of intangible assets        2,108         3,864
Other                                   11,948        11,841
          Total non-interest expense    53,694        52,559
Income before income taxes              64,845        63,929
Income taxes                            21,774        22,676
Income before cumulative effect of
   accounting change                    43,071        41,253
Cumulative effect of accounting change       0          -402
Net income                           $  43,071     $  40,851
Per share data :
        Income before cumulative effect of accounting change
                                     $    1.60     $    1.55
        Cumulative effect of accounting change
                                          0.00         (0.01)
        Net income per share              1.60          1.54
Weighted average number of shares
outstanding                         26,976,466    26,470,457


VALLEY NATIONAL BANCORP

($ in thousands)                            SEPTEMBER 30,
Assets                                    1994        1993

Cash and due from banks             $  106,441    $  107,587
Federal funds sold                      36,875        24,200
Investment securities held to maturity:
     U.S. Treasury securities                0        75,911
     Obligations of other U.S. government
       agencies and corporations       511,446       545,664
     Obligations of states and political
       subdivisions                    327,286       272,011
     Other bonds                        30,182        91,304
     FRB stock                           1,021         1,021
          Total investment securities
            held to maturity           869,935       985,911
Investment securities available for
sale:
     U.S. Treasury securities          131,694       188,565
     Obligations of other U.S. government
       agencies and corporations       262,447       240,743
     Equity securities                   5,528           871
          Total investment securities
            available for sale         399,669       430,179
Loans , net of unearned income       2,023,940     1,737,333
Loans held for sale                      4,709        16,578
Less: Allowance for possible loan
        losses                         (35,890)      (35,658)
Loans, net                            1,992,759    1,718,253
Premises and equipment                   40,893       39,947
Due from customers on acceptances
outstanding                               1,642          531
Accrued interest receivable              21,120       22,930
Other assets                             56,064       51,136
          Total assets             $  3,525,398 $  3,380,674
Liabilities
Deposits:
Non-Interest bearing:                   409,502      386,638
Savings                               1,604,491    1,595,618
Time                                  1,166,742    1,071,169
          Total deposits              3,180,735    3,053,425
Federal funds purchased and securities
     sold under agreements to
     repurchase                          31,106       24,367
Treasury tax and loan account and other
     short term borrowings                5,950        6,355
Other borrowings                          2,378       14,714
Bank acceptances outstanding              1,642          531
Accrued expenses and other liabilities   22,944       25,190
          Total liabilities           3,244,755    3,124,582
Shareholders' Equity
Common stock, no par value, authorized
37,537,500 shares, issued 27,177,567
shares in 1994 and 24,497,639 shares
in 1993                                  15,274        8,593
Surplus                                 115,821       46,193
Retained earnings                       161,490      203,272
Unrealized loss on securities
  available for sale                     (9,976)           0
                                        282,609      258,058
Cost of shares in treasury
(113,003 common shares in 1994
and 1993)                                (1,966)      (1,966)
          Total shareholders' equity    280,643      256,092
          Total liabilities and shareholders'
             equity                  $3,525,398   $3,380,674


Valley National Bancorp
Consolidated Financial Highlights
(Dollars in Thousands Except Per Share Amounts)
                                          Three Months Ended
                                             September 30,
                                         1994              1993
Net Income Per Share:                   14,098            13,532
     Net Income                           0.52              0.51
Cash Dividends Declared                   0.25              0.20
Return on Average Assets                 1.59%             1.59%
Return on Average Shareholders' Equity   20.1%             21.2%
 Net Interest Margin on Fully Taxable
   Equivalent Basis                       4.44              4.67
Weighted Average Shares Outstanding 27,047,818        26,808,256
Nine Months Ended September 30,
Net Income Per Share:                  43,071             40,851
Net income                               1.60               1.54
Cash Dividends Declared                  0.73               0.60
Return on Average Assets                1.64%              1.67%
Return on Shareholders' Equity          20.7%              22.6%
Net Interest Margin on Fully
Taxable Equivalent Basis                 4.49               4.63
Weighted Average Shares
Outstanding                        26,976,466         26,470,457
At September 30,
Assets                             $3,525,398         $3,380,674
Deposits                            3,180,735          3,053,425
Loans                               2,028,649          1,753,911
Shareholders' Equity                  280,638            256,092
Book Value Per Share                    10.37               9.55
Tier One Leverage Ratio                 8.09%              7.39%
Asset Quality
Nonaccrual Loans                   $   18,782         $   20,547
Other Real Estate Owned                 4,233              6,486
Total Nonperforming Assets             23,015             27,033
Total Nonperforming Assets as
  a % of Loans and OREO                 1.13%              1.54%
Loans Past Due 90 Days or More
  and Accruing                          3,944             11,697
Allowance for Loan Losses
Balance, January 1                     35,205             28,772
Balance from acquisition                  - -              4,466
Net Charge-Offs:                       -3,610             -3,598
     Less:  Recoveries                  1,594              1,018
Net Charge-Offs                        -2,016             -2,580
Provision for Loan Losses               2,700              5,000
Balance, September 30                  35,890             35,658
Annualized Net Charge-Offs as
  a % of Average Loans                  0.14%              0.21%
Allowance for Loan Losses as a % of:
     Loans                              1.77%              2.03%
     Nonperforming Assets                156%               132%
Note: 1993 net income per share and weighted average shares outstanding have been restated to reflect the 10% stock dividend declared March 22, 1994 for shareholders of record as of April 15, 1994.